Northern Lights Fund Trust II

North Star Opportunity Fund, North Star Micro Cap Fund and North Star Dividend Fund, each, a series of the Registrant

These materials provide, in interactive data format using the Extensible Business Reporting Language, information relating to the prospectus for the North Star Opportunity Fund, North Star Micro Cap Fund and North Star Dividend Fund dated March 31, 2014 that was filed with the Securities and Exchange Commission pursuant to paragraph (c) of Rule 497 under the Securities Act of 1933, as amended, on April 4, 2014 (SEC Accession No. 0000910472-14-001552).

EXHIBIT INDEX

Index No.	Description of Exhibit

EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase